UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________________

FORM 8-K

____________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2025

____________________________

SPIRIT AVIATION HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

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Delaware	001-35186	33-3711797
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1731 Radiant Drive	Dania Beach	Florida	33004
(Address of principal executive offices)			(Zip Code)

(954) 447-7920

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Name of exchange on which registered	Trading Symbol
Common Stock, $0.0001 par value	NYSE American	FLYY

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

Monthly Operating Report

As previously disclosed, on November 18, 2024, Spirit Airlines, Inc. (n/k/a Spirit Airlines, LLC) (“Former Spirit”), and subsequently on November 25, 2024, its subsidiaries (together with Former Spirit, the “Company Parties”), filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). On February 20, 2025, the Bankruptcy Court entered an order (the "Confirmation Order") confirming the First Amended Joint Chapter 11 Plan of Reorganization of Spirit Airlines, Inc. and Its Debtor Affiliates (the “Plan”). On March 12, 2025 (the “Emergence Date” or “Effective Date”), the Company Parties emerged from the Chapter 11 Cases in accordance with the Plan. On March 27, 2025, the Bankruptcy Court entered the (I) Final Decree Closing Certain of the Chapter 11 Cases and (II) Order Amending the Joint Administration Order [ECF No. 546], closing all the Chapter 11 Cases other than that of Spirit Finance Cayman 1 Ltd. (Case No. 24-12038).

On June 6, 2025, Former Spirit filed its monthly operating reports for the month ended February 28, 2025, and the period beginning March 1, 2025, and ending March 11, 2025 (the “Monthly Operating Reports”), and its quarterly post-confirmation report for the period beginning on the Effective Date and ending on March 27, 2025 (the “Post-Confirmation Report”), with the Bankruptcy Court. The Monthly Operating Reports are attached hereto as Exhibit 99.1 Exhibit 99.2, and the Post-Confirmation Report is attached hereto as Exhibit 99.3; the foregoing reports are incorporated herein by reference. This current report (including the exhibits hereto or any information included therein) shall not be deemed an admission as to the materiality of any information required to be disclosed solely by reason of Regulation FD.

Additional information about the Chapter 11 Cases, and copies of all documents publicly filed in the Chapter 11 Cases (including the Monthly Operating Reports and the Post-Confirmation Report), can be accessed free of charge at https://dm.epiq11.com/SpiritGoForward.

Cautionary Statement Regarding Financial and Operating Data

The registrant cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Reports or the Post-Confirmation Report, which were not prepared for the purpose of providing the basis for an investment decision relating to any securities of the registrant or its subsidiaries. Each Monthly Operating Report and Post-Confirmation Report is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the reporting requirements applicable in the Chapter 11 Cases. The Monthly Operating Reports and Post-Confirmation Report were not audited or reviewed by independent accountants, are in a format prescribed by applicable bankruptcy laws and regulations, and are subject to future adjustment and reconciliation. Therefore, the Monthly Operating Reports and Post-Confirmation Report do not necessarily contain all information required in filings pursuant to the Exchange Act, or may present such information differently from such requirements. There can be no assurance that, from the perspective of an investor or potential investor in the registrant’s securities, the Monthly Operating Reports or Post-Confirmation Report are complete. The Monthly Operating Reports and Post-Confirmation Report also contain information for periods which are shorter or otherwise different from those required in the registrant’s reports pursuant to the Exchange Act, and such information might not be indicative of the registrant’s financial condition or operating results for the period that would be reflected in the registrant’s financial statements or in its reports pursuant to the Exchange Act. Results set forth in the Monthly Operating Reports and Post-Confirmation Report should not be viewed as indicative of future results.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K (this “Current Report”) contains various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) which are subject to the “safe harbor” created by those sections. Forward-looking statements are based on our management’s beliefs and assumptions and on information currently available to our management. All statements other than statements of historical facts are “forward-looking statements” for purposes of these provisions. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “predict,” “potential,” and similar expressions intended to identify forward-looking statements. Forward-looking statements are subject to risks, uncertainties and other important factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by such forward-looking statements. Factors include, among others, the registrant’s ability to refinance, extend or repay its near and intermediate term debt, the registrant’s substantial level of indebtedness and interest rates, the potential impact of volatile and rising fuel prices and impairments, and other factors discussed in the registrant’s Annual Report on Form 10-K and subsequent quarterly reports on Form 10-Q filed with the SEC and other factors, as described in the registrant’s filings with the Securities and Exchange Commission, including the detailed factors discussed under the heading “Risk Factors” in the registrant’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2025. Furthermore, such forward-looking statements speak only as of the date of this Current Report. Except as required by law, we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. Risks or uncertainties (i) that are not currently known to us, (ii) that we currently deem to be immaterial, or (iii) that could apply to any company, could also materially adversely affect our business, financial condition, or future results.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Monthly Operating Report of Spirit Airlines, Inc. for the month ended February 28, 2025, filed with the United States Bankruptcy Court for the Southern District of New York.
99.2	Monthly Operating Report of Spirit Airlines, Inc. for the period beginning March 1, 2025, and ending March 11, 2025, filed with the United States Bankruptcy Court for the Southern District of New York.
99.3	Post-Confirmation Report of Spirit Airlines, LLC for the period beginning on March 12, 2025, and ending on March 27, 2025, filed with the United States Bankruptcy Court for the Southern District of New York.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 6, 2025	SPIRIT AVIATION HOLDINGS, INC.

	By:	/s/ Thomas Canfield
	Name:	Thomas Canfield
	Title:	Senior Vice President and General Counsel